File Nos. 2-92583 & 811-4084

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

HAWAIIAN TAX-FREE TRUST
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Group	Hawaiian Tax-Free Trust
of Funds

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Hawaiian Tax-Free Trust

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on October 4, 2011

Aquila Group	Hawaiian Tax-Free Trust
of Funds

Hawaiian Tax-Free Trust
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Annual Meeting of
Shareholders to Be Held
on October 4, 2011

To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the “Trust”) will be held:

Place:	(a)	at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii;
Time:	(b)	on Tuesday, October 4, 2011 at 10:00 a.m. Hawaiian Standard Time;
Purposes:	(c)	for the following purposes:
(i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Trust’s shareholders or until his or her successor is duly elected (Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2012 (Proposal No. 2);

(iii) to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Annual Meeting, you must have been a shareholder on the Trust’s records at the close of business on July 8, 2011 (the “record date”).  Also, the number of shares of each of the Trust’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

August 23, 2011

Please Note:
If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 4, 2011: This Notice and the Proxy Statement are available on the internet at www.aquilafunds.com.

Hawaiian Tax-Free Trust
380 Madison Avenue, Suite 2300, New York, New York 10017
Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust(the “Trust”). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

The Trust’s Administrator (the “Administrator”) is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust’s founder, Aquila Management Corporation. The Trust’s principal underwriter (the “Distributor”) is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust’s Investment Adviser (the “Adviser”) is Asset Management Group of Bank of Hawaii, 130 Merchant Street, Suite 370, Honolulu, HI 96813.

A copy of the Trust’s most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

The Notice, this Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about August 23, 2011.  This material is also available on the Trust’s website at www.aquilafunds.com.  You may call 800-437-1020 toll-free or 212-697-6666 or visit the Trust’s website at www.aquilafunds.com for information on how to obtain directions to be able to attend the Annual Meeting and vote in person.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.  If your shares are registered in your name, then you may vote in one of three ways:

(1) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the “proxy holders.” As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box “For” or “Against” or instruct them not to vote your shares on the proposal by marking the “Abstain” box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

(2) Internet Voting

To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.
(3) Telephone Voting

To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card.  Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

General Information

You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Trust’s Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

Only shareholders of record as of the record date are entitled to notice of and to vote at the Annual Meeting.

One-third of the outstanding shares of the Trust entitled to vote, present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at the Annual Meeting.

Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum.  “Broker non-votes” occur when a broker or nominee holding shares in “street name” indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

With respect to Proposal No. 1, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists.  Abstentions and “broker non-votes” are not considered “votes cast” and, therefore, do not constitute a vote “FOR” a proposal.  Thus, abstentions and “broker non-votes” will have no effect on the voting for the election of Trustees in Proposal No. 1, because only votes “FOR” are considered in a plurality voting requirement.  Abstentions and “broker non-votes” have the same effect as negative votes with respect to the ratification or rejection of the selection of the Trust’s independent registered public accounting firm in Proposal No. 2.

The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Annual Meeting, this means the Annual Meeting held at the scheduled time or any adjourned or postponed meeting or meetings.

The cost of preparing, printing and mailing the Notice, this Proxy Statement and the accompanying Proxy Card, will be borne by the Trust.  The Trust pays the costs of the solicitation.  Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares.  The Trust will pay these firms their out-of-pocket expenses for doing so.

In the event that at the time any session of the Annual Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date and the Annual Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to such proposal and the Annual Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the Trust present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.  If the Annual Meeting is postponed, the Trust will give notice of the postponed meeting to shareholders.

On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the Annual Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of the Trust’s outstanding classes of shares was as follows: Class A Shares, $11.32; Class C Shares, $11.31; and Class Y Shares, $11.34. The Annual Meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.  Shareholders of all classes of shares of the Trust will vote together as a single class at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 63,580,667; Class C Shares, 6,030,872; and Class Y Shares, 2,381,895.

On the record date, the following holders held 5% or more of a class of the Trust’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of record	Number of shares	Percent of class

Institutional 5% shareholders

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, FL	5,739,534 Class A Shares 1,709,541 Class C Shares 418,993 Class Y Shares	9.03% 28.35% 17.59%

NFS LLC FEBO Bank of Hawaii DBA Hawko P.O. Box 1930 Honolulu, HI	586,785 Class Y Shares	24.64%

Additional 5% shareholders

Martha S.N. Steele FBO the Martha San Nicholas Steele Declaration of Trust 2505 Pali Hwy Honolulu, HI	279,403 Class Y Shares	11.73%

Martha S.N. Steele FBO R. Dwayne Steele Trust 2505 Pali Hwy Honolulu, HI	188,566 Class Y Shares	7.92%

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1)

At the Annual Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See “Introduction” above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September 2010. All nominees have consented to serve if elected.

Nominees (1)

Name, Address(2) and Date of Birth Interested Trustee (6)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years (4)	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Diana P. Herrmann New York, NY (02/25/58)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 2004
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(7) and parent of Aquila Investment Management LLC, Administrator, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

		12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)

Name, Address(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years (4)	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Chair of the Board of Trustees since 2004 and Trustee since 1984
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (Treasurer, 2004-2009, President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.

			9	Formerly Trustee, Premier VIT
Stanley W. Hong Honolulu, HI (04/05/36)	Trustee since 1992	President, Waste Management of Hawaii, Inc. and Corporate Vice President – Hawaii Area for Waste Management, Inc., 2001-2005; Trustee, The King William Charles Lunalilo Trust Estate since 2001; President and Chief Executive Officer, The Chamber of Commerce of Hawaii, 1996-2001; Regent, Chaminade University of Honolulu since 1991; Trustee, the Nature Conservancy of Hawaii since 1998; Trustee, Child and Family Service since 2005; Director, The East West Center Foundation since 2006 and St. Louis School since 2007; and a director of other corporate and community organizations.	4	First Insurance Co. of Hawaii, Ltd., Lanihau Properties, Ltd., Riggs Distributing Co.; formerlyTrustee, Pacific Capital Funds®

Name, Address(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years (4)	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Richard L. Humphreys Kaneohe, HI (10/06/43)	Trustee since 2009	President, Hawaii Receivables Management, LLC (a factoring company) since 2001; President, Lynk Payment Systems Hawaii, LLC (credit card processing) since 2002. Formerly Chairman, Bank of America, Hawaii; President, Hawaiian Trust Co.; President, First Federal S&L; and, E.V.P., Bank of Hawaii.	4	Board of Directors, Bishop Museum; Board of Directors, Friends of the Cancer Research Center; Board of Directors, The Castle Group, Inc.; formerly Trustee, Pacific Capital Funds®
Bert A. Kobayashi, Jr.(8) Honolulu, HI (04/22/70)	Trustee since 2009	Managing Partner, BlackSand Capital, LLC (private equity real estate investment company) since 2010; Partner, Kobayashi Group, LLC (a group of companies primarily engaged in real estate enterprises) since 2001; Managing Director, KG Holdings, LLC (real estate investment) since 2009; Vice President, Nikken Holdings, LLC (real estate investment) since 2003; interested in a number of other real estate companies in Hawaii.	4	Hawaiian Electric Company, Inc.
Glenn P. O’Flaherty Denver, CO (08/03/58)	Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, February-December 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	6	None

Name, Address(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years (4)	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Russell K. Okata Honolulu, HI (03/22/44)	Trustee since 1992	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; director of various civic and charitable organizations.	5	Formerly Trustee, Pacific Capital Funds®; past Chair of the Royal State Group (insurance)

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Trust at this time in the light of the Trust’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	More than 20 years of experience in mutual fund management.
Theodore T. Mason:	Extensive financial and management experience; knowledgeable about operation and management of mutual funds.
Stanley W. Hong:	Experienced business executive with knowledge of local government and mutual fund governance.
Richard L. Humphreys:	Experienced in banking and finance.
Bert A. Kobayashi, Jr.:	Experienced in local government affairs and real estate.
Glenn P. O’Flaherty:	Knowledgeable about financial markets and operation of mutual funds.
Russell K. Okata:	Experienced in local government affairs and mutual fund governance.
References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Name, Address(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)

Chairman Emeritus(9)
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2004, Trustee, 1984-2004, and Chairman of the Board of Trustees, 1984-2003
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Administrator and the Administrator’s parent since 2003; Chief Operating Officer of the Administrator and the Administrator’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Administrator’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Hawaiian Tax-Free Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky and Narragansett Insured Tax-Free Income Fund since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Name, Address(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)
Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997 - 2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994 - 1997.

Sherri Foster Lahaina, HI (07/27/50)	Senior Vice President since 1993
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President since 1997 and formerly Assistant Vice President of the three Aquila Money-Market Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006; Registered Representative of the Distributor since 1985.

Stephen J. Caridi New York, NY (05/06/61)	Vice President since 1998
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Narragansett Insured Tax-Free Income Fund since 1998, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006.

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Administrator and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Name, Address(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)
Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

(1)From time to time Bank of Hawaii  (“BOH”) may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates.  The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(2) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator’s corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(7) In this material Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 5, are called the “Aquila Group of Funds.”

(8) During the two most recently completed calendar years, Mr. Kobayashi held direct or indirect interests in entities that entered into loan and other transactions with BOH: (a) Mr. Kobayashi is the manager of, and holds an interest in, a limited liability company that has an outstanding loan with BOH.  The total loan amount is $4,000,000 and the amount outstanding on December 31, 2010 was $3,857,210. (b) Mr. Kobayashi is the managing member of, and holds an interest in, an entity which has an interest in a limited liability company that (i) has an outstanding loan with BOH, and (ii) has entered into an International Swaps and Derivatives Association, Inc.  (“ISDA”) master swap agreement with BOH.  The total loan amount is $8,200,000 and the amount outstanding on December 31, 2010 was $7,850,960.  The notional amount of the swap agreement is $8,091,760. (c) Mr. Kobayashi is the manager of, and holds direct and indirect interests in, an entity which has an interest in a limited liability company that has entered into a ISDA master swap agreement with BOH.  The notional amount of the swap agreement is $41,500,000. (d) Mr. Kobayashi is the manager of, and holds interests in, two entities which have an indirect interest in a limited liability company that has an outstanding loan with BOH.  BOH’s share of the total loan amount is $10,711,007.

(9) The Chairman Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Nominees
(as of 6/30/11)

	Dollar Range of	Aggregate Dollar Range of
Name of Nominee	Ownership in Hawaiian Tax-Free Trust(1)	Ownership in funds in the Aquila Group of Funds (1)
Interested Nominee

Diana P. Herrmann	C	E

Non-interested Nominees

Theodore T. Mason	C	E

Stanley W. Hong	C	C
Richard L. Humphreys	E	E

Bert A. Kobayashi, Jr.	C	E

Glenn P. O’Flaherty	C	C

Russell K. Okata	E	E

(1)              A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Adviser, the Administrator or the Distributor.

The Trust does not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2011, the Trust paid a total of $216,740 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

The Trust is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Independent Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust’s fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Trust	Compensation from all funds in the Aquila Group of Funds	Number of boards on which the Trustee serves*
Theodore T. Mason	$30,923	$135,875	8
Stanley W. Hong	$26,876	$ 74,750	4
Richard L. Humphreys	$29,622	$ 80,244	4
Bert A. Kobayashi, Jr.	$26,876	$ 74,750	4
Glenn P. O’Flaherty	$26,792	$113,250	6
Russell K. Okata	$26,801	$ 90,250	5

* Messrs. Hong, Humphreys and Okata were also trustees during the last fiscal year of the 12 funds in the Pacific Capital Funds® for which the Adviser was also investment adviser. For the same period, these funds paid Trustee Hong $10,875, Trustee Humphreys $10,875 and Trustee Okata $11,500.

Class A Shares may be purchased without a sales charge by the Trust’s Trustees and officers.

The Trust’s Administrator is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds. As of July 31, 2011 these funds had aggregate assets of approximately $4.2 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Administrator. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann.  No individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC.  During the fiscal year ended March 31, 2011 the Trust paid $2,117,893 in fees to the Administrator.

During the fiscal year ended March 31, 2011, $1,439,847 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $64,657 was retained by the Distributor. With respect to Class C Shares, during the same period, $455,770 was paid under Part II of the Plan and $151,924 was paid under the Shareholder Services Plan. Of these total payments of $607,694, the Distributor received $111,754. All of such payments were for compensation.

During the fiscal year ended March 31, 2011 the Trust paid $145,553 to Butzel Long, a professional corporation, which was independent counsel to the Trust through May 31, 2011, for legal services.  Edward M.W. Hines, who was Secretary of the Trust, was Of Counsel to that firm.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Stanley W. Hong, Richard L. Humphreys, Bert A. Kobayashi, Jr., Theodore T. Mason, Glenn P. O’Flaherty and Russell K. Okata. The Committee (i) selects the Trust’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust’s internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Trust’s last fiscal year.  The Board of Trustees has adopted a written charter for the Audit Committee.

During the Trust’s last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

The Trust’s policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

The Trust has a Nominating Committee, consisting of all of the Independent Trustees.  The Nominating Committee held one meeting during the last fiscal year.  The Nominating Committee's charter provides that, in evaluating candidates for Trustee, among other things, the Nominating Committee shall: (a) maintain an appropriate ratio between the Independent and Interested Trustees, in accordance with applicable laws and regulations; (b) seek Board composition providing relevant talents from a broad and diverse range of backgrounds and personal qualities; and (c) seek Board composition that reflects an appropriate balance between the state-specific nature of the Trust and its participation in the Aquila Group of Funds, by giving appropriate consideration to nominees’ state-specific knowledge, involvement and residence, and nominees’ service and experience as Trustees of other funds in the Aquila Group of Funds. In evaluating the individual characteristics of a potential nominee, the Nominating Committee charter provides that the Nominating Committee shall (i) nominate as Trustees people with the broad and relevant experience, sound judgment and conscientious attitude needed to discharge the duties of Trustees; (ii) consider as candidates people who have personal qualities and traits that facilitate forthright, articulate, objective and thoughtful dialogue among Trustees, management and shareholders; (iii) consider persons whose professional experience and community profile can be expected to enhance investor confidence in the Trust and the stature of the Board; (iv) seek as new Trustees those who will be capable of serving for a substantial period; and (v) seek as nominees those who will actively prepare for and participate in person in the exercise of the Board’s responsibilities, including the Board’s self-evaluation.  The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 380 Madison Avenue, Suite 2300, New York, NY  10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust’s website at www.aquilafunds.com.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Administrator at the above address.

Since the beginning of the Trust’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Adviser, the Administrator or the parent or subsidiaries of either.

The Board seeks continuously to be alert to potential risks regarding the Trust’s business and operations as an integral part of its responsibility for oversight of the Trust.

The Trust faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall oversight of the Board, the Trust, or the Adviser, the Administrator or other service providers to the Trust, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Trust’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Trust, as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Trust, such as the Trust’s independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Trust, the Adviser, the Administrator or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Adviser and Administrator, and otherwise enhance the Board's oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Trust invests in obligations issued by the State of Hawaii, its counties and various other local authorities, and the Board uses the local knowledge of its Trustees as well as their business experience.

Vote Required

To be elected, each nominee must receive the affirmative votes of a plurality of the shares present in person or by proxy at the meeting at which a quorum exists.

The Trustees of the Trust unanimously recommend that shareholders vote FOR the election of each of the nominees.

Ratification or Rejection
of Selection of
Independent Registered Public Accounting Firm
(Proposal No. 2)

Tait, Weller & Baker LLP (“TWB”), which is currently serving as the Trust’s independent registered public accounting firm, has been selected by the Trust’s Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2012. Such selection is submitted to the shareholders for ratification or rejection.

The following table represents fees for professional audit services rendered by TWB for the audit of the Trust’s annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended March 31, 2010 and 2011.

	2010	2011

Audit Fees	$19,800	$20,800
Audit related fees	0	0
Audit and audit related fees	$19,800	$20,800
Tax fees (1)	3,200	3,300
All other fees	0	0
Total	$23,000	$24,100

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

No non-audit services were rendered to the Trust or any affiliated entity for the preceding two fiscal years. TWB did not perform any services during the last two fiscal years for the Trust’s Adviser or any entity controlling, controlled by or under common control with the Adviser that provides services to the Trust.

All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee.  Services to be considered between meetings of the Audit Committee are pre-approved by a selected member of the Audit Committee in accordance with applicable regulations and subject to additional procedures established by the Audit Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2012.

TWB has no direct or indirect financial interest in the Trust, the Administrator or the Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

The Trustees of the Trust recommend that you vote FOR this proposal.

Shareholder Proposals

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust’s proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust’s next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust’s 2012 annual meeting must be received by the Trust by April 24, 2012, in order to be included in the Trust’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.
The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust’s proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by July 6, 2012.

Other Business

The Trust does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment or postponement of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

Outreach Meeting

To accommodate shareholders who live a distance from Honolulu, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the Annual Meeting except the corporate business of consideration of the proposals.. The outreach meeting this year will be held on Saturday, October 1, 2011, in Kauai at 11:00 a.m.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your Proxy Statement and have it at hand.

2.  Call toll-free 1-800-337-3503, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.
EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY       AQUILA GROUP OF FUNDS PROXY
HAWAIIAN TAX-FREE TRUST
Proxy for Annual Meeting of Shareholders – October 4, 2011
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Hawaiian Tax-Free Trust (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Tuesday, October 4, 2011, at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii at 10:00 a.m. Hawaiian Standard Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

__________________________________________________________
Signature

__________________________________________________________
Signature (if held jointly)

__________________________________________________________
Date

	YES	NO
I plan to attend the Annual Meeting in Honolulu.	⁮	⁮
I plan to attend the Outreach Meeting on Kauai.	⁮	⁮

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Aquila Group of Funds
Shareholder Meeting to Be Held on October 4, 2011.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu22386

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
HAWAIIAN TAX-FREE TRUST ANNUAL MEETING

			FOR	WITHHOLD	FOR ALL EXCEPT

1. Election of Trustee Nominees:			⁮	⁮	⁮

01) Diana P. Herrmann*	02) Stanley W. Hong	03) Richard L. Humphreys
04) Bert A. Kobayashi, Jr.	05) Theodore T. Mason	06) Glenn P. O’Flaherty
07) Russell K. Okata
*Interested Trustee

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.

_______________________________________________________________

			FOR	AGAINST	ABSTAIN
			⁮	⁮	⁮
2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

As to any other matter said proxies shall vote in accordance with their best judgment.

Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com
HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS
______________________________		______________________________
______________________________		______________________________
______________________________		______________________________

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

HAW_22386_071811